UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2006
CLINICAL DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-12716 (Commission File Number)	04-2573920 (IRS Employer Identification No.)

One Gateway Center, Suite 702, Newton, Massachusetts (Address of Principal Executive Offices)	02458 (Zip Code)
Registrant’s telephone number, including area code: (617) 527-9933
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Amendment No.3 to Employment Agreement (Stein)
Ex-99.2 OMNIBUS Amendment
Ex-99.3 Amended and Restated Securities Purchase Agreement
Ex-99.4 Amended and Restated Secured Convertible Term Note
Ex-99.5 ICORIA, INC. Amended and Restated Security Agreement
Ex-99.6 Guaranty
Ex-99.7 Registration Rights Agreement
Ex-99.8 Form of Two-Year Common Stock Purchase Warrant
Ex-99.9 Form of Transferor Endorsement

Item 1.01. Entry into a Material Definitive Agreement.
Amendment to Employment Agreement
On August 31, 2006, Clinical Data, Inc. (the “Company”) and Dr. Israel Stein, M.D. (“Dr. Stein”), the Company’s former Executive Vice Chairman and director, entered into Amendment No. 3 to Employment Agreement (the “Amendment”). The Amendment allows Dr. Stein to exercise his stock options until the end of the year in which his employment is terminated without cause by the Company (as defined under Dr. Stein’s Employment Agreement). The Amendment reduces the post-termination exercise period in order to avoid additional taxes and interest to Dr. Stein under Section 409A of the Internal Revenue Code.
The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Amendment of Credit Facility
The response to this portion of Item 1.01 is included in Item 2.03 below and is incorporated by reference herein in its entirety.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On August 31, 2006, pursuant to an Omnibus Amendment (the “Omnibus Amendment”), the Company, the Company’s wholly-owned subsidiary, Icoria, Inc. (“Icoria”) and Laurus Master Fund, Ltd. (with its affiliates, “Laurus”), amended and restated the secured convertible term note in the aggregate principal amount of approximately $3.0 million (the “Note”) in favor of Laurus, which the Company assumed as part of its acquisition of Icoria in December 2005. Subject to certain terms and conditions contained in the Note, at the election of Laurus, the Note converts into shares of common stock of the Company (the “Common Stock”) at a price of $25.00 per share, and is mandatorily convertible if the market value of the Common Stock is equal to or greater than $27.50 per share. As security for the obligations underlying the Note, the parties amended and restated the original security agreement (as amended, the “Security Agreement”), which grants Laurus a continuing security interest in all of Icoria’s present and after-acquired assets, including but not limited to accounts receivable, inventory, equipment, intellectual property and general intangibles, as more fully detailed in the Security Agreement.
The Company also entered into a guaranty with Laurus (the “Guaranty”), pursuant to which the Company guarantees up to $760,000.00 of the amounts due under the Note.

Pursuant to an Amended and Restated Securities Purchase Agreement (the “Purchase Agreement”), the Company also replaced the warrants originally issued by Icoria to Laurus with a two-year warrant for 12,811 shares of Common Stock and a five-year warrant for 12,811 shares of Common Stock, both at an exercise price of $30.00 per share (the “Warrants”).
The entire unpaid principal amount of the Note and any accrued and unpaid interest thereon will be due and payable in full in cash on October 19, 2010, representing a three-year extension of the original term. The outstanding principal balance of the Note will accrue interest at a rate equal to the “prime rate” published in The Wall Street Journal, plus 2.50% per annum, of which 6.00% will be payable monthly in arrears in cash, with the difference being capitalized into the principal amount of the Note or paid in Common Stock at a price equal to 90% of the average closing price of the Common Stock for the five trading days prior to a payment date, at the option of the Company, subject to the terms and conditions of the Purchase Agreement. The payment of the non-cash portion of the interest is due quarterly.
The Note is currently in repayment and the semi-annual principal payment due thereunder is approximately $334,070, which may be paid in Common Stock if the market value of the Common Stock is equal to or greater than $27.50 per share, subject to certain terms and conditions in the Purchase Agreement and the Note. The Note currently may be prepaid at a rate of 115% of the then outstanding principal balance, plus accrued and unpaid interest and fees, if any, subject to Laurus’ election to convert such amounts into Common Stock at $25.00 per share. In addition, upon the occurrence and during the continuance of an event of default (as defined in the Note), Laurus may accelerate payment due under the Note and, in the event of such an acceleration, the amount due and owing to Laurus shall be 100% of the then outstanding principal amount of the Note, plus accrued and unpaid interest and fees, if any. The interest rate on the Note shall also be increased by 2.0% during the continuance of an event of default.
Under the terms of the Purchase Agreement and the Note, the entire principal balance, plus any accrued and unpaid interest and fees, could be accelerated if: principal and interest payments are not timely made; any covenants of Icoria contained in the Note and the Purchase Agreement are breached; Icoria declares bankruptcy, makes an assignment for the benefit of creditors or applies for the appointment of a receiver or trustee for a substantial part of its assets and properties.
Pursuant to a Registration Rights Agreement (the “Registration Rights Agreement”), the Company granted to Laurus registration rights covering all shares of Common Stock issuable pursuant to the terms of the Note and the Warrants. All such shares of Common Stock have been registered by the Company on a Registration Statement on Form S-3 filed with the SEC on April 13, 2006.
The foregoing summary of the terms of each of the Omnibus Amendment, the Purchase Agreement, the Note, the Security Agreement, the Guaranty, the Warrants and the Registration Rights Agreement is not complete and is subject to, and qualified in its entirety by reference to such agreements, which are filed as Exhibits 99.2 through 99.9 hereto and are incorporated by reference herein in their entirety.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

99.1	Amendment No. 3 to Employment Agreement dated August 31, 2006, between Clinical Data, Inc. and Dr. Israel Stein, M.D. Filed herewith.
99.2	Omnibus Amendment dated August 31, 2006, by and among Icoria Inc, Clinical Data, Inc., and Laurus Master Fund, Ltd. Filed herewith.
99.3	Amended and Restated Securities Purchase Agreement as amended and restated on August 31, 2006, by and among Icoria, Inc. Clinical Data, Inc. and Laurus Master Fund, Ltd. Filed herewith.
99.4	Amended and Restated Secured Convertible Term Note dated August 31, 2006, issued by Icoria, Inc. in favor of Laurus Master Fund, Ltd. Filed herewith.
99.5	Amended and Restated Security Agreement as amended and restated on August 31, 2006, by and between Icoria, Inc. and Laurus Master Fund, Ltd. Filed herewith.
99.6	Guaranty dated August 31, 2006, by and between Clinical Data, Inc. and Laurus Master Fund, Ltd. Filed herewith.
99.7	Registration Rights Agreement dated August 31, 2006, by and between Clinical Data, Inc. and Laurus Master Fund, Ltd. Filed herewith.
99.8	Form of Two-Year Common Stock Warrant issued by Clinical Data, Inc. in favor of Laurus Master Fund, Ltd. Filed herewith.
99.9	Form of Five-Year Common Stock Warrant issued by Clinical Data, Inc. in favor of Laurus Master Fund Ltd. Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clinical Data, Inc.
By:	/s/ Caesar J. Belbel
Caesar J. Belbel
Executive Vice President, Chief Legal Officer and Secretary

DATE: September 7, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amendment No. 3 to Employment Agreement dated August 31, 2006, between Clinical Data, Inc. and Dr. Israel Stein, M.D. Filed herewith.

99.2	Omnibus Amendment dated August 31, 2006, by and among Icoria Inc, Clinical Data, Inc., and Laurus Master Fund, Ltd. Filed herewith.

99.3	Amended and Restated Securities Purchase Agreement as amended and restated on August 31, 2006, by and among Icoria, Inc. Clinical Data, Inc. and Laurus Master Fund, Ltd. Filed herewith.

99.4	Amended and Restated Secured Convertible Term Note dated August 31, 2006, issued by Icoria, Inc. in favor of Laurus Master Fund, Ltd. Filed herewith.

99.5	Amended and Restated Security Agreement as amended and restated on August 31, 2006, by and between Icoria, Inc. and Laurus Master Fund, Ltd. Filed herewith.

99.6	Guaranty dated August 31, 2006, by and between Clinical Data, Inc. and Laurus Master Fund, Ltd. Filed herewith.

99.7	Registration Rights Agreement dated August 31, 2006, by and between Clinical Data, Inc. and Laurus Master Fund, Ltd. Filed herewith.

99.8	Form of Two-Year Common Stock Warrant issued by Clinical Data, Inc. in favor of Laurus Master Fund, Ltd. Filed herewith.

99.9	Form of Five-Year Common Stock Warrant issued by Clinical Data, Inc. in favor of Laurus Master Fund Ltd. Filed herewith.